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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

               We consent to the incorporation by reference in this Registration Statement of Conexant Systems, Inc. on Form S-8 of our report dated October 16, 2000, except for Note 17, as to which the date is November 30, 2000, appearing in the Annual Report on Form 10-K of Conexant Systems, Inc. for the year ended September 30, 2000.

/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

Costa Mesa, California
November 19, 2001